SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT

This SECOND amendment to amended and RESTATED TERM LOAN AGREEMENT (this “Amendment”) is effective as of December 30, 2013, by and among LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”), and LEPERCQ CORPORATE INCOME FUND II L.P., a limited partnership formed under the laws of the State of Delaware (collectively with the Trust and LCIF, the “Borrowers” and each a “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Agent”).

WHEREAS, the Borrowers, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Term Loan Agreement dated as of February 12, 2013, as amended by that certain First Amendment to Amended and Restated Term Loan dated as of September 30, 2013 (as amended and in effect immediately prior to the date hereof, the “Term Loan Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1          Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The last clause of Section 9.4 which currently reads as follows:

“In addition to the foregoing limitations, the aggregate value of the items subject to the limitations in the preceding clauses (a) through (e) shall not exceed 40.0% of Capitalized Value at any time, and clauses (b) through (e) shall not exceed 20.0% of Capitalized Value at any time.”;

is hereby deleted in its entirety and shall be replaced by the following:

“In addition to the foregoing limitations, the aggregate value of the items subject to the limitations in the preceding clauses (a) through (e) shall not exceed 40.0% of Capitalized Value at any time, and clauses (b) through (d) shall not exceed 25.0% of Capitalized Value at any time.”

(b) The definition of “Operating Partnership” is hereby deleted in its entirety and shall be replaced by the following:

“Operating Partnership” means at all times prior to a merger of LCIFII into LCIF, LCIF and/or LCIFII, and upon a merger of LCIFII into LCIF, LCIF.

Section 2          Consent to Merger. The Borrowers have informed the Agent and the Lenders that the Borrowers intend, on or about December 30, 2013, to merge LCIFII with LCIF, with LCIF as the surviving entity (the “Merger”). The consideration for the Merger (the “Merger Consideration”) will consist of (a) for any holder who is not an Accredited Investor (as defined in rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended or who fails to return a letter of transmittal on or prior to February 1, 2014, cash equal to the value of the Trust’s common shares, or (b) LCIF units on a one for one basis for any holder who is an Accredited Investor and returns a letter of transmittal. The Borrowers have requested that the Lenders consent to the Merger and payment of the Merger Consideration. The Requisite Lenders hereby consent to the Merger and the making of Restricted Payments in connection with payment of the Merger Consideration, and waive any prohibition in Sections 9.2 and/or 9.7 of the Credit Agreement implicated with respect to the consummation of the Merger and payment of the Merger Consideration.

Section 3          Conditions Precedent. The effectiveness of this Amendment and the consent of the Requisite Lenders under Section 2 above is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)          A counterpart of this Amendment duly executed by the Borrowers and the Requisite Lenders; and

(b)          Copies of all documents and agreements which implement the Merger.

Section 4          Representations. Each Borrower represents and warrants to the Agent and each Lender as follows:

(a)          Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of each Borrower and each of this Amendment and the Term Loan Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding in law or equity).

(b)          Compliance with Laws, etc. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to any Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.

(c)          No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5          Reaffirmation of Representations by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrowers to the Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6          Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment.

Section 7          Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8          Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and shall be deemed a Loan Document.

Section 9          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE (INCLUDING, FOR SUCH PURPOSE, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK).

Section 10          Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only.

Section 11          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12          Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Term Loan Agreement to be executed as of the date first above written.

Lexington REALTY Trust

By:	/s/ Joseph Bonventre
Name: Joseph Bonventre
Title: Executive Vice President

Lepercq Corporate Income Fund L.P.
Lepercq Corporate Income Fund II L.P.

Each By: LEX GP-1 Trust, its sole general partner

By:	/s/ Joseph Bonventre
Name: Joseph Bonventre
Title: Vice President

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

wells Fargo Bank, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ D. Bryan Gregory
D. Bryan Gregory
Director

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jane E. McGrath
Jane E. McGrath
Vice President

[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

regions bank

By:	/s/ Kerri L. Raines
Kerri L. Raines
Vice President

[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

CAPITAL ONE, N.A.

By:	/s/ Frederick H. Denecke
Frederick H. Denecke
Vice President

[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

PNC Bank NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Luis Donoso
Vice President

[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

TD Bank, N.A.

By:	/s/ Brian Welch
Brian Welch
Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement
with Lexington Realty Trust et al.]

BRANCH BANK AND TRUST COMPANY

By:	/s/ Ahaz Armstrong
Ahaz Armstrong
Assistant Vice President